UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

July 23, 2024

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware 19801

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock ($0.01 par value)	CC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2024, David A. Will was appointed as Controller and Chief Accounting Officer (principal accounting officer) of The Chemours Company (the “Company”) effective as of August 12, 2024. Shane Hostetter, the Company’s Chief Financial Officer, will continue to serve as principal accounting officer until the effective date of Mr. Will’s appointment.

Mr. Will, age 40, has served as Interim Chief Financial Officer of Copeland LP since February 2024 and as Vice President, Global Controller since September 2023. Mr. Will previously served as Vice President, Chief Accounting Officer of Quaker Chemical Corporation (“Quaker Houghton”) from March 2022 to September 2023. Prior to that role, he served as Vice President, Global Controller and Principal Accounting Officer of Quaker Houghton from April 2021 to March 2022, as Corporate Controller from August 2019 to April 2021 and as Global Assistant Controller from December 2014 to August 2019.

In connection with his appointment as Controller and Chief Accounting Officer, Mr. Will will receive an annual base salary of $410,000, a signing bonus of $325,000, a target annual bonus opportunity of 50% of his annual base salary, prorated based on the number of days from his hire date to December 31, 2024, and a target long-term incentive (“LTI”) award opportunity of $300,000. In addition, in respect of his service as Controller and Chief Accounting Officer for the remainder of 2024, Mr. Will will receive a one-time grant of time-vesting restricted stock units (“RSUs”) having an aggregate grant date value of $125,000, representing a prorated 2024 LTI award. To offset lost stock option vesting and annual bonus opportunity from his current employer, Mr. Will will also receive a one-time cash payment of $150,000 to be paid in March 2025 and a one-time grant of RSUs having an aggregate grant date value of $250,000. The RSUs will vest one-third per year over a three-year period.

There are no arrangements or understandings between Mr. Will and any other persons in connection with his appointment. Mr. Will does not have any family relationships with any executive officer or director of the Company and he is not a party to any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Shane Hostetter
Shane Hostetter
Senior Vice President, Chief Financial Officer
Date:	July 25, 2024